Exhibit 99.1

April 2021

SAFE HARBOR STATEMENT Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors’ understanding of the Company’s business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables. Adjusted net income (loss) from continuing operations is net income (loss) from continuing operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, net (loss) gain on disposal of equipment, stock-based compensation, severance, and the related tax impact. This number is divided by the weighted-average number of basic shares of common stock outstanding during each period presented to arrive at adjusted net income (loss) from continuing operations, per share. Adjusted EBITDA is net income (loss), including discontinued operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (loss) gain on disposal of equipment, stock-based compensation, severance and provision (benefit) for income taxes. Forward-Looking Statements Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company’s restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave’s expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company’s SEC reports.

2021 COMPANY GUIDANCE 3 U.S. FRANCHISE NETWORK 47 Company-owned locations 98 Franchised restaurants in 31 states >67% Franchised Net Restaurant Rev. $150-$155 MM Royalty & License Rev. $10.0-$10.5 MM Cash 2 $19.6 MM Cash EBITDA 1 $8.5 - $9.0 MM 1 See appendix for Non-GAAP reconciliation 2 $1.5MM restricted cash (Source: Company 10K) 3 Assumes PPP forgiveness Nasdaq: BBQ Capitalization ▪ 9.3 MM Shares outstanding Nasdaq: BBQ Famous Dave’s 27, Granite City’s 18, Clark Crew 1, Real Urban BBQ 1 CURRENT FINANCIAL METRICS Bank Debt 3 $9.9 MM System-wide Sales $360-$365.5 MM Net Income $1.7 - $2.1 MM

COMPANY OVERVIEW Background • Founded by legendary, Dave Anderson in 1994, who has 700+ BBQ awards - Dave remains with BBQ Holdings today • Famous Dave’s is one of the largest BBQ chains in the U.S. • Granite City’s 18 stores are located in 11 states • Controlling interest in high-end BBQ concept – Clark Crew BBQ in Oklahoma • Own 1 Real Urban BBQ in Chicago – purchased for its line service format and Consumer Packaged Goods (CPG) business • Directors and officers beneficially own 41% of the company¹ • In 2020 the Company opened 7 ghost kitchens, 6 franchise ghost kitchens and 1 dual concept • 2021 focused on both organic and M&A growth ¹ Ownership as of most recent filing

TWO MAIN HIGHLY DIFFERENTIATED BRANDS +

GROWTH DRIVERS • Unified POS roll-out • Back of house (BOH) equipment technology Non-Prime cost reductions • Menu reductions • Continued evolution & enhancement of off- premise experience • Continue to acquire immediately accretive brands which have withstood the test of time • Buy-in franchise units at accretive valuations • Lease or purchase prime second gen restaurant real estate • Line Service Prototype • Line Service w/ Drive Thru • Delivery service provider (DSP) Guest Conversion to Native • Pipeline of new franchisees • Ghost Kitchens • Dual Concepts Operational Improvement Organic Opportunities M&A

FAMOUS DAVE’S

FAMOUS DAVE’S OVERVIEW • 27 Corporate stores in U.S. generating $72.5-$74.5 MM in revenue in 2021 • 98 franchise stores in U.S., Canada, and UAE generating ~$200 MM in revenue • Average Corporate Unit Volume (AUV): $2.7-$2.8 MM • Strong & Consistent Metrics • Food Costs 30% • Labor Costs: 31% • Occupancy: 7% • Famous Dave Ghost Kitchens • 7 in Granite City’s • 6 in 3rd Party • 10-12 Additional Units expected in 2021 (2 Corp, 8-10 Franchise) • Dual Concept • 1 Live in Colorado Springs, CO – Texas T-Bone & FD • 2 Additional Units expected in 2021 – Johnny Carino’s & FD

ORGANIC GROWTH Ghost/Virtual/Dual Concepts/New Franchisees Newly signed 25 Ghost Kitchen Units Robust Franchisee Pipeline Activity • Increased activity due to take out success over the past 12 months • Franchisee to build a new line service concept in Coon Rapids, MN • Franchisee working with BBQ to open a drive thru concept in Salt Lake City, UT • Franchisee building a line serve in Las Vegas, NV Dual Concepts • Third party opened a Texas T-Bone Steakhouse / Famous Dave’s in Colorado Springs, CO • Multiple Dual Concept Famous Dave’s / Johnny Carinos

GROWTH: LINE SERVICE MODEL

GROWTH: DRIVE THRU PROTOTYPE

GROWTH: DUAL CONCEPTS Other (ie: Pizzeria or Saloon) Dual/Virtual Concept with a known pizza brand that has simplistic operations with low up front capital investment. $800k revenue with 25% Flow through. Potential for $200k additional EBITDA per location. Texas T-Bone The Company is using its learnings from dual branding with Texas T-Bone in Colorado Springs, CO. Expectation is to add $1-1.3m additional revenue with 25% flow through when a Famous Dave’s is teamed up with another brand. Potential for $250-325k additional EBITDA per location. Famous Dave’s 6,500 sq. ft. boxes were designed to execute at a higher AUV level than its current AUV of $2.7 MM.

GROWTH: EXPANDING CPG LICENSING CPG (Consumer Packaged Goods) – Passive Revenue • BBQ receives a 3% licensing fee • 2021 licensing revenue ~$1.5 million • Famous Dave’s has more SKU’s than any other restaurant in retail

GRANITE CITY FOOD & BREWERY

GRANITE CITY OVERVIEW • Founded in 1999 • 18 Corporate stores in U.S. generating $68-$70 MM in revenue in 2021 • Average Unit Volume (AUV): $3.8-$3.9 MM • 2019 Corporate Store Sales of $75m • 25% Liquor Mix • 10% of Revenue in Sunday Brunch Pre-Pandemic • Strong & Consistent Metrics: • Food Costs 27% • Labor Costs: 37% • Occupancy: 12%

GRANITE CITY GROWTH OPPORTUNITIES • Re-establish same store sales growth • New Loyalty / Mobile App Program • Beer Subscription Program • Ghost Kitchens • Dual Concepts • Off-Premise Revenue growth • Brewery 3rd Party Revenue opportunities

ADDING FAMOUS DAVE’S GHOST KITCHENS • Began adding Famous Dave’s in Granite City restaurants in 2020: • Ghost kitchens are generating an average of $7,000/store per week at corporate locations through this initiative • Currently have Ghost kitchens in 7 Granite City’s with 2 more to be added in 2021 • Menu is being offered through DSP providers and also a native in store Pick-Up experience • Where volume warrants, investing in separate To-Go areas to streamline operations and improve guest experience • Most productive locations will evolve into a dual concept.

GRANITE CITY: DUAL CONCEPTS Similar to Famous Dave’s, the GC kitchens were designed for ~$6 MM annual volume. Pre-covid AUV was $3.9 MM We believe a high-end breakfast concept featuring gourmet/innovative omelet's, French toast and pancakes plus alcohol would work well within our restaurants by adding a breakfast daypart. Operating Hours: • Breakfast Concept: 6 am – 2 pm • Granite City: 2 pm – 11 pm • 10 Potential Locations Dual Concept that has an operating structure with low up front capital investment. $1.5MM revenue with 25% Flow through. Potential for $375k additional EBITDA per location.

CLARK CREW BBQ

CLARK CREW BBQ OVERVIEW • Over 600 top 10 awards including Jack Daniels Grand Champion & National Team of the Year • Partnered with BBQ Holdings to open first location in December 2019 • $7.5-$8.0 MM in revenue in 2021 • BBQ Holdings owns a controlling interest in restaurant, 49% of CPG’s, and rights to franchise

CLARK CREW BBQ ORGANIC GROWTH CPG Business • Currently sauces and rubs are in ~60 stores. New Locations • Hub & Spoke Model • 4k sq. ft. Catering • High-end events • Wide open opportunity in OKC

REAL URBAN BBQ

REAL URBAN BBQ OVERVIEW • Founded in 2009 by Jeff Shapiro who is current Director of Culinary & Development for BBQ • Acquired concept for Line Service Prototype • $2.0-$2.5 MM in revenue in 2021 • 1.5 minute ticket times • $350K CPG Revenue in 2020

REAL URBAN BBQ ORGANIC GROWTH CPG Business • Opportunities to increase offerings Additional Corporate or Franchise Line Service Units • Proven efficiencies • 1-2 min Ticket Times • Reduced total labor costs • Efficient and effective guest experience • Simplified menu and offerings

Target M&A

Vision to build a diverse portfolio of established food and beverage concepts What we look for: • Legacy brands that have stood the test of time • Franchise systems with growth potential • Potential for CPG’s sold in retail • Utilize expertise in digital marketing to attract new customers • Accretive acquisitions (2-3x EBITDA) that fold into our current infrastructure Recent M&A • Granite City purchased in 2020 at 1.3x 2019 EBITDA ($7MM of synergies realized) • Real Urban purchased in 2020 at <1x realized 2020 EBITDA We are currently analyzing multiple opportunities

INVESTMENT SUMMARY Currently >67% franchised Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand corporate owned and/or franchisee unit count Fully aligned, seasoned management team dedicated to creating shareholder value. Leverage structural synergies with existing infrastructure to add new concepts driving EBITDA. Always searching for new and economical ways for our customers to experience our food on demand. Intuitive and industry leading Digital Marketing Team. Huge growth potential with laser focus on growing high margin recurring royalty stream with newly developed Famous Dave’s small box with best-in- class unit-level economics. Very high flow through dual concepts. Robust M&A pipeline.

APPENDIX

ADJUSTED EBITDA RECONCILIATION BBQ Holdings, Inc. and Subsidiaries Non-GAAP Reconciliation (dollars in thousands) FY 2021 Projected FY 2021 Projected Net income $ 1,712 $ 2,087 Depreciation and amortization 4,690 4,690 Interest expense, net 500 500 Non cash rent (265) (265) Stock-based compensation 1,129 1,129 Provision for income taxes 737 862 Cash EBITDA $ 8,503 $ 9,003 Cash EBITDA Guidance Range

12701 Whitewater Drive • Suite 100 • Minnetonka, MN 55343 • Website: bbq-holdings.com • E-mail: InvestorRelations@BBQ-Holdings.com THANK YOU